      As filed with the Securities and Exchange Commission on April 28, 2006

                                                        Registration No. 2-10694
                                                                        811-0091
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------
                                    FORM S-6
                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 48 TO
                     REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                                    --------

A.   Exact name of Trust:

     ING CORPORATE LEADERS TRUST FUND

B.   Name of depositor:

     ING INVESTMENTS, LLC

C.   Complete address of depositor's principal executive offices:

                              ING Investments, LLC
                        7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258

D.   Name and address of agent for service:

                              Huey P. Falgout, Jr.
                        ING Corporate Leaders Trust Fund
                        7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258

                                With a copy to:
                            Jeffrey S. Puretz, Esq.
                                 Dechert LLP
                               1775 I Street N.W.
                              Washington, DC 20006

E.   Amount of filing fee:

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended
December 31, 2006 was filed on March 31, 2006.

F.   Approximate date of proposed public offering:

     It is proposed that this filing will become effective April 28, 2006 pursuant to paragraph (b) of Rule 485.

================================================================================

                        ING CORPORATE LEADERS TRUST FUND

                              CROSS-REFERENCE SHEET

    PURSUANT TO RULE 404(c) OF REGULATION C UNDER THE SECURITIES ACT OF 1933.

  (Form N-8B-2 Items required by Instructions as to the Prospectus in Form S-6)

Form N-8B-2                                             Form S-6
Item Number                                      Heading in Prospectus
-----------                                      ---------------------

I.  Organization and General Information

    1. (a) Name of Trust and Tax I.D. Number     Description of the Trust
       (b) Title of securities issued            Description of the Trust

    2.   Name and address of each depositor      Cover

    3.   Name and address of trustee             Cover and Miscellaneous

    4.   Name and address of principal           Miscellaneous
         underwriter

    5.   State of organization of Fund           Description of the Trust

    6.   Execution and termination of            Highlights; Amendment and
         trust indenture                         Termination

    7.   Changes of Name                         Description of the Trust

    8.   Fiscal Year                             Miscellaneous

    9.   Litigation                              *

II. GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

   10.   (a) Registered or bearer                How to Purchase Participations
         (b) Cumulative or distributive          Shareholder Services
             securities
         (c) Redemption                          How to Redeem Participations
         (d) Conversion, transfer, etc.          Shareholder Services
         (e) Periodic Payment Plan               *
         (f) Voting Rights                       Amendment and Termination

Form N-8B-2                                             Form S-6
Item Number                                      Heading in Prospectus
-----------                                      ---------------------

         (g)  Notice to holders                  Amendment and Termination
         (h)  Consents required                  Amendment and Termination
         (i)  Other provisions                   *

11.  Type of securities comprising a Unit        Description of the Trust

12.  Certain information regarding               *
     periodic payment certificates

13.      (a) Load, fees, expenses, etc.          How to Purchase Participations
         (b) Certain information                 *
             regarding periodic
             payment certificates
         (c) Certain percentages                 How to Purchase Participations
         (d) Certain differences in prices       How to Purchase Participations
         (e) Certain other fees, etc.            How to Purchase Participations
             payable by holders
         (f) Certain other profits               Miscellaneous
         (g) Ratio of annual charges to income   *

14. Issuance of trust's securities               How to Purchase Participations

15. Receipt and handling of payments from        Description of the Trust
    purchasers

16. Acquisition and disposition of               Description of the Trust
    underlying securities

17. Withdrawal or redemption                     How to Redeem Participations

18.     (a)  Receipt, custody and                Description of the Trust
             disposition of income
        (b)  Reinvestment of distributions       Description of the Trust
        (c)  Reserves or special funds           Description of the Trust
        (d)  Schedule of distributions           Nonstandardized Investment
                                                 Return

19. Records, accounts and reports                How to Purchase Participations

20. Certain miscellaneous
    provisions of trust agreement
    (a)  Amendment                               Amendment and Termination
    (b)  Termination                             Amendment and Termination
    (c)&(d) Trustee, removal and successor       Resignation, Removal, etc.
    (e)&(f) Depositor, removal and successor     Resignation, Removal, etc.

21.  Loans to security holders                    *

Form N-8B-2                                             Form S-6
Item Number                                      Heading in Prospectus
-----------                                      ---------------------

22.  Limitations on Liability                    Resignation, Removal, etc.

23.  Bonding arrangements                        *

24.  Other material provisions of
     trust agreement                             Miscellaneous

III. Organization, Personnel and Affiliated
     Persons of Depositor

25.  Organization of depositor                   Miscellaneous

26.  Fees received by depositor                  Miscellaneous

27.  Business of depositor                       Miscellaneous

28.  Certain information as to                   Miscellaneous
     officials and affiliated
     persons of depositor

29.  Voting securities of depositor              Miscellaneous

30.  Persons controlling depositor               Miscellaneous

31.  Payments by depositor for                   *
     certain services

32.  Payments by depositor for                   *
     certain other services
     rendered to trust

33.  Remuneration of employees of                *
     depositor for certain services
     rendered to trust

34.  Remuneration of other persons               *
     for certain services rendered
     to trust

IV.  Distribution and Redemption of Securities


35.  Distribution of trust's                     How to Purchase Participations
     securities by states

36.  Suspension of sales of trust's              *
     securities

37.  Revocation of authority to                  *
     distribute

38.  (a)  Method of distribution                 *
     (b)  Underwriting agreements                *
     (c)  Selling agreements                     *

Form N-8B-2                                             Form S-6
Item Number                                      Heading in Prospectus
-----------                                      ---------------------

39.  (a)  Organization of principal              Miscellaneous
          underwriters
     (b)  N.A.S.D. membership of
          principal underwriters                 Miscellaneous

40.  Certain fees received by                    How to Purchase Participations;
     principal underwriters                      Miscellaneous


41.  (a)  Business of principal underwriters     Miscellaneous
     (b)  Branch officers of principal
          underwriters                           *
     (c)  Salesmen of principal
          underwriters                           *

42.  Ownership of trust's securities by          Miscellaneous
     certain persons

43.  Certain brokerage commissions
     by principal underwriters                   *

44.  (a)  Method of valuation                    How to Redeem Participations
     (b)  Schedule as to offering price          Financial Highlights
     (c)  Variation in offering price to
          certain persons                        How to Purchase Participations

45.  Suspension of redemption rights             How to Redeem Participations

46.  (a)  Redemption valuation                   How to Redeem Participations
     (b)  Schedule as to redemption price        How to Redeem Participations

47.  Maintenance of position in                  *
     underlying securities

V. Information Concerning the Trustee or Custodian

48.  Organization and regulation of              Miscellaneous
     trustee

49.  Fees and expenses of trustee                Miscellaneous

50.  Trustee's lien                              *

VI. Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of                     *
     Trust's securities

Form N-8B-2                                             Form S-6
Item Number                                       Heading in Prospectus
-----------                                       ---------------------
VII.  Policy of Registrant

52.  (a)  Provisions of trust                    Description of the Trust
          agreement with respect to
          selection or elimination
          of underlying securities
     (b)  Transactions involving                 Description of the Trust
          elimination of underlying
          securities
     (c)  Policy regarding                       Description of the Trust
          substitution elimination
          of underlying securities
     (d)  Fundamental policy not                 *
          otherwise covered

53.       Tax status of trust                    Taxation

VIII.  Financial and Statistical Information

54.  Fund's securities during last               Financial Highlights
     ten years

55.  Certain information regarding               *
     periodic payment certificates

56.  Certain information regarding               *
     periodic payment certificates

57.  Certain information regarding               *
     periodic payment certificates

58.  Certain information regarding               *
     periodic payment certificates

59.  Financial statements                        Financial Statements
     (Instruction 1(c) Form S-6)

----------


* Not Applicable

                                                          PROSPECTUS

                             Prospectus




                             APRIL 28, 2006

                             ING CORPORATE LEADERS TRUST FUND
                             SERIES B

       This Prospectus contains
       important information about
       investing in ING Corporate
       Leaders Trust Fund. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that your
       investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal Deposit
       Insurance Corporation ("FDIC"),
       the Federal Reserve Board or any
       other government agency and is
       affected by market fluctuations.
       There is no guarantee that the
       Fund will achieve its investment
       objective. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission ("SEC") has
       not approved or disapproved these
       securities nor has the SEC judged
       whether the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.
                                                          [ING FUNDS LOGO]

(COMPASS PHOTO)

                        PROSPECTUS DATED APRIL 28, 2006


                             ING CORPORATE LEADERS
                                   TRUST FUND

                        7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258

                          Shareholder Services:  (800) 992-0180


                  24 Hour Account Information:  (800) 992-0180

--------------------------------------------------------------------------------


        ING Corporate Leaders Trust Fund (the "Trust") was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue chip corporations. See "Description of the Trust" on page 2. Currently, the Trust is invested in twenty-three such corporations including General Electric Co., Citigroup, Inc., Procter & Gamble Co., ChevronTexaco Corp. and Dow Chemical Co. Investments in these corporations, while having potential for long term capital growth and income, may be considered conservative investments. The value of participations of the Trust will fluctuate with the market value of the underlying portfolio securities.


        The minimum initial purchase requirement is $1,000 and additional investments must be at least $50. Participations are sold without a sales or redemption charge.

--------------------------------------------------------------------------------


  Sponsor:  ING Investments, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, Arizona 85258
  Trustee:  The Bank of New York
            One Wall Street
            New York, New York 10286



    Participations are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board or any other agency. Investing in the Trust involves investment risks, including the possible loss of principal, and the value and return of participations will fluctuate.


--------------------------------------------------------------------------------

             READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Highlights..................................................    2
Description of the Trust....................................    2
Financial Highlights........................................    4
How to Purchase Participations..............................    5
How to Redeem Participations................................    6
Shareholder Services........................................    8
Exchange Privilege..........................................    8
Systematic Exchange Privilege...............................    8
Taxation....................................................   10
Investment Return...........................................   11
Amendment and Termination...................................   11
Resignation, Removal and Limitations on Liability of
  Sponsor...................................................   12
Miscellaneous...............................................   12
Nonstandard Investment Return...............................   16
Financial Statements........................................   18

                                   HIGHLIGHTS

THE TRUST AND ITS OBJECTIVE

    The Trust was created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. Currently the Trust is invested in twenty-three such corporations. There can be no assurance that the Trust's objective will be achieved. See "Description of the Trust" herein.

PUBLIC OFFERING PRICE

    The initial purchase requirement for an investment in the Trust is $1,000 and additional investments must be at least $50. Investors receive a fractional undivided interest in and ownership of the Trust Fund and Distributive Fund described below which is called a participation. Participations are offered at a price equal to the net asset value next determined after an order is received.

SPECIAL CONSIDERATIONS

    The value of a participation fluctuates with the market value of the underlying portfolio securities of the Trust. The dividend income, if any, from the portfolio securities is subject to fluctuation which in turn will affect the amounts of distributions made to participants. An investor in the Trust has no assurance against loss in a declining market, and redemption at a time when the market value of the participations is less than their cost will result in a loss to the investor.

SEMI-ANNUAL DISTRIBUTIONS


    Semi-annual distributions on June 30 and December 31 of each year ("Distribution Date") will be reinvested at net asset value ("NAV") in additional participations of the Trust unless the participant notifies the Trustee to pay such distributions in cash.


TAXATION


    For Federal income tax purposes, (1) the Trust will be treated as a fixed investment trust and will not be subject to Federal income tax, (2) each participant will be treated as the owner of his/her pro rata portion of the common stock of the corporations held by the Trust, (3) each participant will be required to include in his/ her gross income his/her pro rata portion of the dividends and interest received by the Trust (including the amounts of such dividends and interest that are not distributed to participants but are used to pay the fees and expenses of the Trust), at the time such dividends and interest are received by the Trust, not at the later time such dividends and interests are distributed to participants or reinvested in additional participations, and (4) each individual participant who itemizes deductions may be able to deduct his/her pro rata portion of the fees and expenses of the Trust only to the extent that such amount, together with his/her other miscellaneous itemized deductions, exceeds 2% of his/her adjusted gross income. See "Taxation" herein.


THE INDENTURE

    The Amended and Restated Indenture is effective as of November 14, 1989, as amended on April 23, 1993, June 1, 1998, July 26, 2000, March 1, 2002, April 15, 2002 and April 29, 2004 (the "Indenture"). Both the Indenture and the Trust will terminate on November 30, 2100.

                            DESCRIPTION OF THE TRUST


    Corporate Leaders Trust Fund was created under New York Law by an Indenture dated November 18, 1935, as amended and supplemented, between Empire Trust Company (now The Bank of New York) as Trustee, and Corporate Leaders of America, Inc., as Sponsor. On October 29, 1971, Corporate Leaders of America, Inc. was merged into Piedmont Capital Corporation, which designated Manlex Corporation as Sponsor of the Trust on March 25, 1981. On October 31, 1988 holders of Corporate Leaders Trust Fund Certificates Series B voted to approve an Amended and Restated Indenture which, among other things, designated Lexington Management Corporation, the parent company of Manlex Corporation, as Sponsor, and changed the name to Lexington Corporate Leaders Trust Fund (Federal I.D. #13-6061925). Subsequently, on

July 26, 2000, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation, was acquired by ReliaStar Financial Corp. ("ReliaStar") and Pilgrim Investments, Inc., an indirect wholly-owned subsidiary of ReliaStar, was designated the Sponsor of the Trust. Consequently, the Trust's name was changed to Pilgrim Corporate Leaders Trust Fund. On September 1, 2000, ING Groep N.V. ("ING Groep") (NYSE: ING) acquired ReliaStar and subsequently Pilgrim Investments, Inc. changed its name to ING Pilgrim Investments, Inc. On February 26, 2001, ING Pilgrim Investments, Inc. merged into ING Pilgrim Investments, LLC. On March 1, 2002, ING Pilgrim Investments, LLC changed its name to ING Investments, LLC ("ING Investments") and the Trust changed its name to ING Corporate Leaders Trust Fund. Effective May 17, 2004, the Trustee is The Bank of New York. Holders of Corporate Leaders Trust Fund Certificates Series A continue to be governed by the initial Indenture. This Prospectus pertains solely to ING Corporate Leaders Trust Fund Series B (herein referred to as the Trust). All discussions herein of articles and sections of the Indenture refer to the Amended and Restated Indenture.



    The Trust is comprised of a Trust Fund and a Distributive Fund. The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-three corporations (except with respect to shares received from spin-offs of existing portfolio securities -- see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive
Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Trustee will derive a benefit therefrom.


    All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such United States Government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

    On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program described herein, unless the participant has elected to receive his distribution in cash.

    In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

    The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities.

    The Trust is invested generally in an equal number of shares of the common stock of a fixed list of twenty-three American corporations. The Trust's holding in Gallaher Group PLC, a United Kingdom company traded on the New York Stock Exchange ("NYSE"), is a result of its spinoff from Fortune Brands, Inc., a portfolio security. The Trust's portfolio investments are not managed and are expected to remain fixed. A complete list of the securities held at December 31, 2005 is contained in the financial statements included herein. The value of a participation in the Trust fluctuates with the market value of the underlying common stock held by the Trust. The dividend income, if any, from the common stocks is subject to fluctuation, which, in turn will affect the amounts of distributions made to participants.



    The Sponsor may direct the Trustee to sell the shares of common stock of any of the twenty-three corporations if (i) the corporation has failed to declare or pay dividends on the common stock; (ii) a materially adverse legal proceeding has been instituted which affects the declaration or payment of dividends of the corporation; (iii) a breach of covenant or warranty exists, which may materially affect the payment of dividends of the corporation; (iv) a default in payment of principal or income on any other outstanding securities of the corporation occurs, which may affect the payment of dividends; or (v) the common stock ceased to be listed on the NYSE and after fifteen days has not been reinstated. The proceeds of any such sale shall be deposited in the Distributive Fund.


                              FINANCIAL HIGHLIGHTS


    For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, the information in the table below has been audited by KPMG LLP, an independent registered public accounting firm. For all periods ended prior to December 31, 2003, the financial information was audited by other independent auditors.


Selected data for a participation outstanding throughout each period.


                                                                YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------------------
                         2005       2004       2003       2002       2001       2000       1999       1998       1997       1996
                         ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year     $  17.77   $  15.47   $  12.55   $  14.67   $  15.28   $  17.30   $  15.70   $  14.88   $  16.05   $  13.74
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income (loss) from
 investment
 operations:
Net investment income      0.36*      0.32       0.32       0.27       0.24       0.24       0.24       0.23       0.27       0.28
Net realized and
 unrealized gain
 (loss) on
 investments               1.44       2.31       2.90      (2.00)     (0.49)     (1.05)      1.92       1.28       3.45       2.79
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total income (loss)
 from investment
 operations                1.80       2.63       3.22      (1.73)     (0.25)     (0.81)      2.16       1.51       3.72       3.07
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS/
 ALLOCATIONS FROM:
Net investment income      0.35       0.32       0.30       0.27       0.24       0.25       0.24       0.23       0.28       0.28
Net realized gain          0.12       0.01         --      (0.34)     (0.02)      0.42       0.15       0.26       2.60       0.28
Income and realized
 gains included in
 redemptions                 --         --         --       0.00**     0.03       0.03       0.02       0.02       0.11       0.02
Tax return of capital      0.43         --       0.00**     0.46       0.11       0.51       0.15       0.18       1.90       0.18
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total distributions        0.90       0.33       0.30       0.39       0.36       1.21       0.56       0.69       4.89       0.76
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
 of year               $  18.67   $  17.77   $  15.47   $  12.55   $  14.67   $  15.28   $  17.30   $  15.70   $  14.88   $  16.05
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN(1)           10.36%     17.14%     25.93%    (11.90%)    (1.65%)    (4.93%)    13.68%      9.94%     23.09%     22.43%
RATIOS AND
 SUPPLEMENTAL DATA:
Net assets, end of
 year
 (000's omitted)       $363,967   $304,866   $272,063   $237,441   $291,085   $343,965   $463,995   $485,195   $525,669   $392,295
Ratios to average
 net assets:
Expenses(2)                0.50%      0.58%      0.59%      0.63%      0.64%      0.67%      0.61%      0.65%      0.62%      0.63%
Net investment
 income(2)                 1.93%      2.00%      2.28%      1.98%      1.73%      1.51%      1.41%      1.46%      1.76%      2.05%


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.


(2) Annualized for periods less than one year.



 * Per share data calculated using average number of shares outstanding throughout the period.



 ** Amount represents less than $0.01 per share.

                         HOW TO PURCHASE PARTICIPATIONS

INITIAL INVESTMENT -- MINIMUM $1,000. BY MAIL: Send a check payable to ING Corporate Leaders Trust Fund, along with a completed New Account Application to the address shown on the New Account Application. To transmit funds by wire, contact the ING Operations Department at (800) 992-0180 and select Option 4 to obtain an account number and indicate your investment professional on the account.


SUBSEQUENT INVESTMENTS. BY MAIL: Send a check payable to ING Corporate Leaders Trust Fund, to the address shown on the New Account Application, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Trust, account number and registration. Please note that cash, travelers checks, money orders, checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) and third-party checks generally will not be accepted for investment purposes. Third-party checks are defined as checks originally made payable to any entity or person other than the Trust.


BROKER-DEALERS: Broker-dealers and financial institutions who process purchase and sale transactions for their customers may charge a transaction fee for these services.


THE OPEN ACCOUNT: By investing in the Trust, a participant establishes an open account to which all participations purchased, including additional participations purchased under the Distribution Reinvestment Program, will be credited. Participation certificates will be issued for full participations only when requested in writing. Unless payment for participations is made by federal funds wire, certificates will not be issued for fifteen (15) days. In order to facilitate redemptions and transfers, most participation holders elect not to receive certificates.


    After an Open Account is established, payments can also be provided for by a pre-authorized investment plan or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Trust).


PRE-AUTHORIZED INVESTING PLAN: A participant may arrange to make additional purchases of participations automatically on a monthly or quarterly basis. The investments are automatically deducted from a checking account on or about the 5th or 20th day of each month. The institution must be an Automated Clearing House ("ACH") member. Should an order to purchase participations of the Trust be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by the Trust. The participant has the right to discontinue the automatic investing program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from ING by calling (800) 992-0180.


TERMS OF OFFERING: If an order to purchase participations is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Trust. To recover any such loss the Trust reserves the right to redeem participations owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in any of the ING Funds.

    The Trust reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including participation holders of the Trust's special investment programs. An order to purchase participations is not binding on the Trust until it has been confirmed in writing.

SHAREHOLDER SERVICING AGENTS: The Trust may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account status, account history and purchase and redemption procedures; assist participation holders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain participation holder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem participations; furnish quarterly statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, proxy statements, annual shareholder reports, updated prospectuses and other communications to participation holders of the Trust; receive, tabulate and transmit to the Trust proxies executed by participation holders with respect to meetings of participation holders of the Trust; and provide such other related services as the Trust or a participant may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Trust represented by participations owned during the period for which payment is made. ING Investments, at no cost to the Trust, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.



ACCOUNT STATEMENTS: DST Systems, Inc. (the "Transfer Agent"), whose principal office is at 430 W. 7th Street, Kansas City, Missouri 64105-1407, will send participation holders either purchasing or redeeming participations of the Trust, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of participations purchased or redeemed, the purchase or redemption price per participation, and the amount purchased or redemption proceeds. A statement is also sent to participation holders when a change in the registration, address, or dividend option occurs. Additionally, quarterly account information statements are provided to participants. PARTICIPATION HOLDERS ARE URGED TO RETAIN THEIR ACCOUNT STATEMENTS FOR TAX PURPOSES.


                          HOW TO REDEEM PARTICIPATIONS


BY MAIL: Send to the Trust at the address shown on the New Account Application:
(1) a written request for redemption, signed by each registered owner exactly as the participations are registered including the name of the Trust, account number and exact registration; (2) participation certificates for any participations to be redeemed which are held by the participation holder, in certificate form; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. REDEMPTIONS BY MAIL WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS IN PROPER FORM HAVE BEEN RECEIVED BY THE TRANSFER AGENT. IF A PARTICIPATION HOLDER HAS ANY QUESTIONS REGARDING THE REQUIREMENTS FOR REDEEMING PARTICIPATIONS, HE OR SHE SHOULD CALL THE TRUST AT (800) 992-0180 PRIOR TO SUBMITTING A REDEMPTION REQUEST.



    Checks for redemption proceeds will normally be mailed within three (3) business days, but will not be mailed until all payments for the participations to be redeemed have been cleared by the bank on which they were drawn. The Transfer Agent will restrict the mailing of redemption proceeds to a participation holder's address of record within thirty (30) days of such address being changed unless the participation holder provides a signature guaranteed letter of instruction.



BY TELEPHONE: If you are an existing participant and wish to establish this privilege on your account, please call our Shareholder Services Department at
(800) 992-0180 between 9:00 A.M. and 7:00 P.M. Eastern time and request a Special Privilege Form. If you are a new participant, this privilege will automatically be assigned to your account unless you decline on the New Account Application.



    Participants redeeming at least $1,000 worth of participations (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at (800) 992-0180 Monday - Friday between 9:00 a.m. and 7:00 p.m. Eastern Time. A telephone redemption in good order will be processed at the net asset value of the Trust next determined. There is a maximum telephone redemption limit of $100,000.



    The redemption proceeds will be made payable to the registered participant(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a participation holder's address of record within thirty (30) days of such address being changed, unless the participation holder provides a signature guaranteed letter of instruction. Proceeds of a liquidation may be wired to a pre-designated bank account. See "Telephone Exchange/Redemption Provisions" herein.

SIGNATURE GUARANTEE: Signature guarantees are required for the following: (a) redemptions by mail involving $50,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners or to an address other than that shown on the participant's account; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) participation transfer requests.

    The Trust requires that the guarantor be either a commercial bank which is a member of the FDIC, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment (stock power) specifying the total number of participations to be redeemed, or (c) on participation certificates tendered for redemption and, if participations held by the Trust are also being redeemed, on the letter or stock power.


REDEMPTION PRICE: The redemption price will be the NAV per participation of the Trust next determined after receipt by the Trust of a redemption request in proper form.



    The redemption price per participation is computed on any Trust business day, which is each day on which the NYSE, the Federal Reserve Bank of New York and the Trustee are open for business, with the exception of those days on which the SEC determines that trading may be restricted on the NYSE. The calculation is made by (a) adding: (i) the aggregate value of the portfolio securities; (ii) available cash; (iii) amounts in the Distributive Fund, including dividends on the portfolio securities and interest on the investment of monies in the Distributive Fund; and (iv) any other assets of the Trust and
(b) deducting: (i) taxes and other governmental charges; (ii) fees and expenses of the Trust; (iii) cash allocated for distribution to participants of record as of a date prior to the evaluation; and (iv) any other liabilities of the Trust.


    Participations will be redeemed in cash from the Trust Fund and the Distributive Fund at a price equal to the next determined participation value following receipt of an appropriate request multiplied by the number of participations being redeemed and subject to payment by the participant of any tax or other governmental charge. If there is insufficient cash in the Trust Fund to pay the portion of the redemption price attributable thereto, the Trustee shall sell stock units. Sales of such securities will be at the best price obtainable subject to any minimum value limitations on sales specified by the Sponsor.


    A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of sixty (60) days or less are valued at amortized cost, when it is determined by the Trustee that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.


    The right of redemption may be suspended (a) for any period during which the NYSE is closed or the SEC determines that trading on the NYSE is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its net assets, or
(c) for such other periods as the SEC may by order permit for the protection of participants. Due to the proportionately high cost of maintaining smaller accounts, the Trust reserves the right to redeem all participations in an account with a value of less than $500 other than as a result of a change in net asset value and mail the proceeds to the participant. Participants will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

TRANSFER

    Participations may be transferred to another owner. A signature guarantee of the registered participant is required on the letter of instruction or other instrument of assignment.

SYSTEMATIC WITHDRAWAL PLAN

    Participants may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. The minimum withdrawal is $100. Participants may choose from monthly, quarterly, semi-annual or annual payments. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.


GROUP SUB-ACCOUNTING: To minimize record-keeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.


                               EXCHANGE PRIVILEGE


    Participations may be exchanged for shares of certain funds managed by the Sponsor, on the basis of relative NAV per share at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, under certain circumstances, participations may not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Trust.


                         SYSTEMATIC EXCHANGE PRIVILEGE


    With an initial account balance of at least $5,000 and subject to information and limitations outlined in this section, you may elect to have a specified dollar amount of participation units systematically exchanged. This systematic exchange can be effected monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month) from your Trust account to an identically registered account of the ING Fund listed in this section.



    The Exchange Privilege and the Systematic Exchange Privilege may be modified at any time or terminated upon sixty (60) days' written notice to participants.



    The ING Fund currently available for exchange is:


ING GNMA INCOME FUND (NASDAQ SYMBOL: LEXNX) Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the United States Government.


    The Exchange Privilege enables a participant to acquire another ING Fund with a different investment objective when the participant believes that a shift between funds is an appropriate investment decision. Participants contemplating an exchange should obtain and review the prospectus of the ING Fund to be acquired. If an exchange involves investing in an ING Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the ING Fund being purchased. Participants must provide the account number of the existing account. Any exchange between ING Funds is, in effect, a redemption in one ING Fund and a purchase in the other ING Fund. Participants should consider the possible tax effects of an exchange. The Trust and other ING Funds are intended for long-term investment and not as short-term trading vehicles. ING may prohibit excessive exchanges. Shareholders may make exchanges among their accounts with ING Funds four times each year. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Trust reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Trust also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Trust and/or state or federal regulatory requirements.


TELEPHONE EXCHANGE/REDEMPTION PROVISIONS

    The telephone exchange and redemption privilege will automatically be assigned to your account unless you decline this privilege on the New Account Application. Exchange or redemption instructions may be given in writing or by telephone.

    Telephonic exchanges/redemptions can only involve participants registered on the books of the Trustee; participations held in certificate form cannot be exchanged until surrendered. However, outstanding certificates can be returned to the Trustee and qualify for these services. Any new account established with the same registration will also have the privileges of exchange/redemption by telephone. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the participations were transferred and will also have the privilege of exchange by telephone in the ING Funds in which these services are available.

    By not checking the box(es) on the New Account Application declining telephone exchange and/or telephone redemption services, a participant constitutes and appoints ING Funds Services, LLC ("ING Funds Services"), the shareholder servicing agent for the ING Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Trustee in account(s) designated, or in any other account with the ING Funds, present or future which has the identical registration with full power of substitution in the premises and authorizes and directs ING Funds Services to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other ING Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the shares being redeemed, and agrees that neither ING Funds Services, the Trustee, the Trust or the ING Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account.
ING Funds Services, the Transfer Agent, and the Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Trust. ING Funds Services reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days' written notice to the address of record. If the participant is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc., is duly organized and existing and has the power to take action called for by this continuing authorization.

TAX SHELTERED RETIREMENT PLANS


    The Trust offers a Prototype Pension and Profit Sharing Plan, including IRAs, SEP-IRA Rollover Accounts and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of the Sponsor. For further information, call (800) 992-0180. An investor participating in any of the Trust's special plans has no obligation to continue to invest in the Trust and may terminate the Plan with the Trust at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by the Sponsor, the cost of the plans generally is borne by the Trust; however, each Qualified Retirement Plan account is subject to an annual maintenance fee of $12.00 charged by the Trustee.

DISTRIBUTION REINVESTMENT PROGRAM

    On June 30 and December 31 of each year, the Distribution Dates, the
Trustee will compute to at least two decimal places the amount of the semi-annual distribution per participation for participants of record, and shall use such distributions to purchase additional participations unless the Trustee has been instructed by the participant, in writing, prior to the Distribution Date to pay such distributions in cash.

                                    TAXATION


    The Trust is treated as a fixed investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and not an association taxable as a corporation. The Trust is also treated as a grantor trust under the Code. As a result, the Trust will not be subject to Federal income taxes. In addition, for Federal income tax purposes, each participant is treated as the owner of his pro rata portion (i.e., the ratio of the number of participations owned by the participant to the total number of participations outstanding) of (i) the common stock of each corporation and any cash held in the Trust Fund and (ii) the securities and cash held in the Distributive Fund.


    Each participant is treated as receiving his/her pro rata portion of dividends and any other distributions received by the Trust on the common stock of the corporations held in the Trust Fund and interest received by the Trust from the investment of such dividends (and any other amounts) deposited in the Distributive Fund. Each participant shall include in gross income his/her pro rata portion of such dividends and interest when such dividends and interest are received by the Trust (or, in the case of an accrual basis participant, as such interest accrues), regardless of when such dividends and interest are distributed by the Trust to participants (or reinvested in additional participations) and regardless of the fact that a portion of such dividends and interest are not distributed to participants (or reinvested in additional participations) but rather are used to pay the fees and expenses of the Trust.
A corporate participant will generally be entitled to the 70% dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code.

    Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

    - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

    - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

    - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

    - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.


    A corporate participant will also be entitled to a deduction for its pro rata portion of fees and expenses paid by the Trust. An individual participant who itemizes deductions will be entitled to a deduction for his/her pro rata portion of fees and expenses paid by the Trust only to the extent that such amount, together with the participant's other miscellaneous itemized deductions, exceeds 2% of the participant's adjusted gross income ("AGI"). Furthermore, individual participants, whose AGI exceeds a certain inflation-adjusted threshold amount must reduce their itemized deductions (subject to specific exceptions such as medical expense, investment interest and casualty/wagering/theft loss deductions) by 3% of this excess. This reduction, however, is limited to no more than 80% of the applicable itemized deductions. In 2006, the inflation-adjusted threshold amount is $150,500 ($75,250 for married filing separately).


    The purchase price paid by a participant for his/her participations (excluding any portion thereof attributable to, and to be deposited in, the Distributive Fund) shall be allocated (based upon relative fair market values) among the participant's pro rata portion of the common stock of each corporation and any cash held in the Trust Fund, in order to determine his/her tax basis in his/her pro rata portion of the common stock of each corporation. If the common stock of any of the corporations held in the Trust Fund is sold by the Trust, each participant will be considered to have sold his/her pro rata portion of the common stock of that corporation and will be considered to have received his/her pro rata portion of the sale proceeds received by the Trust. If a participant redeems his/her participations, he/she will be considered to have sold his/her pro rata portion of the common stock of each corporation. The redemption price received by the participant (excluding any portion thereof attributable to, and paid out of, the Distributive Fund) shall be allocated (based upon relative fair market values) among his/her pro rata portion of the common stock of each corporation and any cash held in the Trust Fund. If a participant is considered to have sold his/her pro rata portion of the common stock of any corporation, he/she will recognize a capital gain or loss equal to the difference between the amount he/she is considered to have received with respect thereto and his/her tax basis therein. Any such capital gain or loss generally will be long-term capital gain or loss if the participant held his/her participations for more than one year.

    Under the backup withholding rules of the Code, certain participants may be subject to 28% (at current tax rates) withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this back-up withholding, a participant must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The New Account Application included with this Prospectus provides for participant compliance with these certification requirements.

    Information concerning the Federal income tax status of distributions will be mailed to participants annually. Prospective participants are urged to consult their own tax advisers as to the tax consequences of an investment in the Trust.

                               INVESTMENT RETURN


    The Trust may, from time to time, include total return information in advertisements and reports to participants. The average annual total return of the Trust for the one- (1), five- (5) and ten- (10) years ended December 31, 2005 is set forth in the following table:



                                  AVERAGE ANNUAL
             PERIOD                TOTAL RETURN
             ------               --------------
 1 year ended December 31, 2005       10.36%
 5 years ended December 31, 2005       7.12%
10 years ended December 31, 2005       9.70%


    This performance is calculated pursuant to the formula P(1+T)(n) = ERV (where P = a hypothetical investment of $1,000; T = the average annual total return; n = the number of years and ERV = the ending redeemable value of the hypothetical $1,000 investment). The computation reflects the reinvestment of all dividends and distributions reinvested on participations acquired with the original hypothetical $1,000 investment. Past results are not necessarily representative of future results.

    Comparative performance information may be used from time to time in advertising or marketing of the Trust's participations, including data from Lipper, Inc., the Dow Jones Industrial Average Index and Standard & Poor's 500 Composite Stock Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

                           AMENDMENT AND TERMINATION

    The Sponsor and Trustee may amend the Indenture without the consent of participants (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent; (ii) to change any provision as may be required by the SEC or any successor governmental agency; or (iii) to make any other provisions which do not adversely affect the interest of participants. The Indenture may be amended by the Sponsor and the Trustee with the consent of a majority of the participations entitled to vote.

    The Trust and Indenture will terminate on November 30, 2100 or upon the sale or disposition of the last portfolio security of the Trust unless terminated sooner by written instrument executed by the Sponsor and consented to by participants owning 51% of the then outstanding participations. The Trustee will deliver written notice of any termination to each participant specifying the times at which the participants may surrender their certificates for cancellation. Within a reasonable period of time after the termination, the Trustee will distribute to each participant registered on the Trustee's books in uncertificated form, and to each other participant upon surrender for cancellation of his certificate, after deducting all unpaid expenses, fees, taxes and other governmental charges, the participant's interest in the Distributive Fund (into which had been deposited the proceeds from the sale of the portfolio securities) and furnish to each participant a final account statement.

          RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY OF SPONSOR

SPONSOR


    The Sponsor may resign upon written notice to the Trustee. The resignation will not become effective unless the Trustee shall have appointed a successor sponsor to assume, with such compensation as the Trustee may deem reasonable under the circumstances, the duties of the resigning Sponsor. If the Sponsor fails to perform its duties for thirty (30) days after notice from the Trustee, or becomes incapable of acting or becomes bankrupt or its affairs are taken over by a public official, then the Sponsor will be automatically discharged. The Sponsor shall be under no liability to the Trust or to the participants for taking any action or for refraining from taking any action in good faith or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any portfolio security. This provision, however, shall not protect the Sponsor in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


TRUSTEE


    The Trustee may resign upon written notice to the Sponsor and by mailing a copy of such notice to all participants of record not less than sixty (60) days prior to the effective date of their resignation. The Sponsor shall then use its best efforts to promptly appoint a successor trustee, and if upon resignation of the Trustee no successor has been appointed within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. If, after such an application by the Trustee is made to a court of competent jurisdiction (after November 30, 2015) and the court is unable to appoint a successor trustee, then no earlier than six
(6) months after the date of such application, the Trustee may notify each participant and the Sponsor that the Trust shall terminate on a day no earlier than six months from the date of such notice unless a successor trustee is appointed. If the Trustee fails to perform its duties or becomes incapable of acting or becomes bankrupt or a public official takes over its affairs, the Sponsor may remove the Trustee and appoint a successor trustee by written notice to the Trustee. The Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or portfolio securities. This provision shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee will not be responsible for the misconduct of any of its agents, attorneys, accountants or auditors if they were selected with reasonable care.


                                 MISCELLANEOUS

TRUSTEE


    The Trustee is The Bank of New York (Federal I.D. #13-5160382), a trust company incorporated under the laws of New York and subject to regulation by the FDIC. Its principal office is at One Wall Street, New York, New York 10286. The Trustee receives a fee of $10,000 per year for its services as set forth in the Indenture and is reimbursed for all of its disbursements relating to the Trust. In addition, the Trustee receives fees for acting as Custodian and for providing portfolio, tax accounting and recordkeeping services. During the year ended December 31, 2005, fees received by The Bank of New York were $34,651.


SPONSOR


    The Sponsor, ING Investments (Federal I.D. #03-0402099), an Arizona limited liability company, serves as investment adviser and sponsor to registered investment companies and to structured finance vehicles. Its principal office is at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Sponsor is responsible for performing certain administrative services for the Trust including shareholder servicing, answering inquiries, blue sky compliance and accounting. For performing such administrative services the Sponsor receives an annual fee of 0.40% of the Trust's average daily net assets. For the year ended December 31, 2005, ING Investments received fees of $1,375,080.



    The Sponsor is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


    The principal officers of the Sponsor and their principal occupations during the past five years are as follows:


                                                                                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            POSITION(S) HELD WITH THE SPONSOR                DURING THE LAST FIVE YEARS(1)
---------------------            ---------------------------------                -----------------------------
JAMES M. HENNESSY              President and Chief Executive Officer  President and Chief Executive Officer, ING
7337 East Doubletree Ranch                                            Investments, LLC(2) (December 2000 - Present).
Rd.                                                                   Formerly, Chief Operating Officer, ING Investments,
Scottsdale, Arizona 85258                                             LLC(2) (December 2000 - March 2006); Senior Vice
Age: 57                                                               President and Chief Operating Officer, ING
                                                                      Investments, LLC(2) (April 1995 - December 2000).

STANLEY D. VYNER               Executive Vice President and Chief     Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch     Investment Risk Officer                (July 2000 - Present) and Chief Investment Risk
Rd.                                                                   Officer ING Investments, LLC(2) )(January
Scottsdale, Arizona 85258                                             2003 - Present). Formerly, Chief Investment Officer
Age: 55                                                               of the International Portfolios, ING Investments,
                                                                      LLC(2) (August 2000 - January 2003).

MICHAEL J. ROLAND              Executive Vice President               Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch                                            (December 2001 - Present). Formerly Chief Compliance
Rd.                                                                   Officer, ING Investments, LLC(2) (October 2004 -
Scottsdale, Arizona 85258                                             Present); Chief Financial Officer and Treasurer, ING
Age: 47                                                               Investments, LLC(2) (December 2001 - March 2005) and
                                                                      Senior Vice President, ING Investments, LLC(2) (June
                                                                      1998 - December 2001).

JOSEPH M. O'DONNELL            Chief Compliance Officer and Senior    Chief Compliance Officer of the ING Funds (November
7337 East Doubletree Ranch     Vice President                         2004 - Present) and ING Investments, LLC and Directed
Rd.                                                                   Services, Inc. (January 2006 - Present) and Executive
Scottsdale, Arizona 85258                                             Vice President of the ING Funds (March
Age: 51                                                               2006 - Present). Formerly, Vice President, Chief
                                                                      Legal Counsel, Chief Compliance Officer and Secretary
                                                                      of Atlas Securities, Inc., Atlas Advisers, Inc. and
                                                                      Atlas Funds (October 2001 - October 2004); and Chief
                                                                      Operating Officer and General Counsel of Matthews
                                                                      International Capital Management LLC and Vice
                                                                      President and Secretary of Matthews International
                                                                      Funds (August 1999 - May 2001).

TODD MODIC                     Senior Vice President                  Senior Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch                                            (April 2005 - Present). Formerly, Vice President, ING
Rd.                                                                   Funds Services, LLC(3) (September 2002 - March 2005);
Scottsdale, Arizona 85258                                             and Director of Financial Reporting, ING Investments,
Age: 38                                                               LLC(2) (March 2001 - September 2002).

ROBERT S. NAKA                 Executive Vice President, Chief        Executive Vice President and Chief Operating Officer,
7337 East Doubletree Ranch     Operating Officer and Assistant        ING Funds Services, LLC(3) and ING Investments, LLC(2)
Rd.                            Secretary                              (March 2006 - Present). Formerly, Senior Vice
Scottsdale, Arizona 85258                                             President, ING Funds Services, LLC(3) (August
Age: 42                                                               1999 - March 2006); and Assistant Secretary, ING
                                                                      Funds Services, LLC(3) (October 2001 - March 2006).


                                                                                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            POSITION(S) HELD WITH THE SPONSOR                DURING THE LAST FIVE YEARS(1)
---------------------            ---------------------------------                -----------------------------
KIMBERLY A. ANDERSON           Senior Vice President and Assistant    Senior Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch     Secretary                              (October 2003 - Present). Formerly, Vice President
Rd.                                                                   and Assistant Secretary, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                             (January 2001 - October 2003).
Age: 41

ROBYN L. ICHILOV               Vice President                         Vice President and Treasurer, ING Funds Services,
7337 East Doubletree Ranch                                            LLC(3) (October 2001 - Present) and ING Investments,
Rd.                                                                   LLC(2) (August 1997 - Present).
Scottsdale, Arizona 85258
Age: 38

LAUREN D. BENSINGER            Vice President                         Vice President and Chief Compliance Officer, ING Funds
7337 East Doubletree Ranch                                            Distributor, LLC(4) (July 1995 - Present); Vice
Rd.                                                                   President, ING Investments, LLC(2) (February
Scottsdale, Arizona 85258                                             2003 - Present) and Director of Compliance, ING
Age: 52                                                               Investments, LLC(2) (October 2004 - Present).
                                                                      Formerly Chief Compliance Officer, ING Investments,
                                                                      LLC(2) (October 2001 - October 2004).

HUEY P. FALGOUT, JR.           Secretary                              Chief Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch                                            (September 2003 - Present). Formerly, Counsel, ING
Rd.                                                                   Americas, U.S. Legal Services (November 2002 -
Scottsdale, Arizona 85258                                             September 2003); and Associate General Counsel of AIG
Age: 42                                                               American General (January 1999 - November 2002).


(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

DISTRIBUTOR

    The Trustee has appointed ING Funds Distributor, LLC (Federal I.D. #95-4516047), a registered broker-dealer, to act as distributor for the Trust. Its principal office is at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributor, LLC receives no financial consideration for its services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


    The December 31, 2005 Financial Statements have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their opinion appearing herein, which has been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.


PRIVACY POLICY


    The ING Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.


THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE INFORMATION WITH RESPECT TO THE INVESTMENT COMPANY SET FORTH IN ITS REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO WHICH HAVE BEEN FILED WITH THE SEC, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                     *        *        *        *        *

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS; AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE TRUSTEE OR THE SPONSOR. THE TRUST IS REGISTERED AS A UNIT

INVESTMENT TRUST UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH REGISTRATION DOES NOT IMPLY THAT THE TRUST HAS BEEN GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY STATE OR ANY AGENCY OR OFFICER THEREOF.

                     *        *        *        *        *

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                    IF YOU HAD INVESTED $10,000 65 YEARS AGO

                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
        WITH INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS REINVESTED


    The table below covers the period from March 16, 1941 to December 31, 2005. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.


    Long-term investments in industry, such as ING Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

    Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations "Initially Acquired" includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing "A Return of Capital" (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Participants on dividends or other distributions reinvested in additional participations.


    The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941--None; 1942--None; 1943--None; 1944--$3; 1945--$450; 1946--None; 1947--$44;
1948--$338; 1949--None; 1950--$283; 1951--$796; 1952--$185; 1953--$10;
1954--$812; 1955--$474; 1956--$4,347; 1957--$48; 1958--$17; 1959--$3,032;
1960--$2,371; 1961--$2,118; 1962--$2,749; 1963--$735; 1964--$3,138;
1965--$9,035; 1966--$1,077; 1967--$48; 1968--$4,121; 1969--$102; 1970--$644;
1971--$1,862; 1972--$2,300; 1973--None; 1974--None; 1975--None; 1976--$5,071;
1977--$4,161; 1978--None; 1979--None; 1980--$5,182; 1981--$31,473; 1982--None;
1983--$18,602; 1984--$8,258; 1985--$39,496; 1986--$64,138; 1987--$69,182;
1988--$49,350; 1989--$99,410; 1990--$148,727; 1991--$39,773; 1992--$52,819;
1993--$46,262; 1994--$160,296; 1995--$7,696; 1996--$62,612; 1997--$664,104;
1998--$83,389; 1999--$51,130; 2000--$144,290; 2001--None; 2002--None;
2003--None; 2004--None; 2005--None; Total $1,359,624.


                                                                                VALUE OF PARTICIPATIONS
                            CUMULATIVE                                   PURCHASED
                             COST OF                                      THROUGH
                          PARTICIPATIONS   CUMULATIVE                  REINVESTMENT                    PURCHASED
            AMOUNT OF       PURCHASED         COST                   OF DISTRIBUTIONS                   THROUGH
 YEAR       DIVIDENDS        THROUGH       INCLUDING                   FROM REALIZED                  REINVESTMENT      NET
 ENDED     REINVESTED      REINVESTMENT    REINVESTED   INITIALLY          GAINS                      OF DIVIDENDS     ASSET
DEC. 31   SEMI-ANNUALLY    OF DIVIDENDS    DIVIDENDS     ACQUIRED      (CUMULATIVE)      SUB-TOTAL    (CUMULATIVE)     VALUE
-------------------------------------------------------------------------------------------------------------------------------
 1941*            --                --     $  10,000    $    8,799               --      $    8,799            --    $    8,799
 1942             --                --        10,000         9,613               --           9,613            --         9,613
 1943        $   190        $      190        10,190        10,809               --          10,809    $      188        10,997
 1944            192               382        10,382        11,983       $        3          11,986           402        12,388
 1945            215               597        10,597        14,709              464          15,173           682        15,855
 1946            187               784        10,784        13,961              430          14,391           816        15,207
 1947            370             1,154        11,154        14,639              447          15,086         1,141        16,227
 1948            513             1,668        11,668        14,840              718          15,558         1,480        17,038
 1949            509             2,177        12,177        17,113              701          17,814         1,968        19,782
 1950            804             2,980        12,980        19,871              994          20,865         2,779        23,644
 1951          1,012             3,992        13,992        21,659            1,756          23,415         3,674        27,089
 1952          1,054             5,046        15,046        24,356            2,016          26,372         4,901        31,273
 1953          1,217             6,263        16,263        24,849            2,030          26,879         6,149        33,028
 1954          1,378             7,641        17,641        33,779            3,476          37,255         9,475        46,730
 1955          1,599             9,240        19,240        39,164            4,398          43,562        12,349        55,911
 1956          1,790            11,030        21,030        38,511            7,051          45,562        10,475        56,037
 1957          1,910            12,940        22,940        36,268            6,574          42,842        11,496        54,338
 1958          2,134            15,075        25,075        48,925            8,778          57,703        17,710        75,413
 1959          2,184            17,258        27,258        55,426           11,821          67,247        19,992        87,239
 1960          2,416            19,674        29,674        55,782           12,653          68,435        19,772        88,207
 1961          2,697            22,371        32,371        67,126           16,993          84,119        25,757       109,876
 1962          2,926            25,296        35,296        62,396           17,033          79,429        24,446       103,875
 1963          3,243            28,540        38,540        71,467           19,863          91,330        30,711       122,041
 1964          3,553            32,093        42,093        83,001           24,049         107,050        35,865       142,915
 1965          3,855            35,948        45,948        92,523           30,246         122,769        35,623       158,392
 1966          4,571            40,519        50,519        74,713           24,491          99,204        31,774       130,978
 1967          5,060            45,579        55,579        83,121           27,090         110,211        40,165       150,376
 1968          5,573            51,153        61,153        89,160           32,157         121,317        46,879       168,196
 1969          5,915            57,068        67,068        75,017           26,979         101,996        44,536       146,532
 1970          6,009            63,077        73,077        82,621           28,564         111,185        52,500       163,685
 1971          6,190            69,267        79,267        93,454           32,126         125,580        61,694       187,274
 1972          6,585            75,852        85,852       108,913           38,484         147,397        75,949       223,346
 1973          7,371            83,223        93,223        93,151           32,729         125,880        71,868       197,748
 1974          8,196            91,419       101,419        68,448           22,864          91,312        57,376       148,688
 1975          9,139           100,557       110,557        91,498           30,474         121,972        85,413       207,385
 1976          9,666           110,223       120,223       115,461           37,963         153,424       101,306       254,730
 1977         11,237           121,460       131,460       108,466           35,919         144,385        96,397       240,782
 1978         13,283           134,743       144,743       110,210           34,687         144,897       105,738       250,635
 1979         15,804           150,547       160,547       139,110           34,774         173,884       121,307       295,191
 1980         19,369           169,916       179,916       173,026           47,488         220,514       165,362       385,876
 1981         21,822           191,738       201,738       163,070           62,645         225,715       140,698       366,413
 1982         24,452           216,190       226,190       191,554           69,992         261,546       183,359       444,905
 1983         25,923           242,114       252,114       235,913           91,870         327,783       218,649       546,432
 1984         28,926           271,040       281,040       250,855           91,476         342,331       226,566       568,897
 1985         31,808           302,848       312,848       333,623          145,913         479,536       293,217       772,753
 1986         39,216           342,064       352,064       408,170          212,840         621,010       342,608       963,618
 1987         40,394           382,458       392,458       412,599          241,185         653,784       326,728       980,512
 1988         71,268           453,726       463,726       470,438          297,425         767,863       407,155     1,175,018
 1989         45,103           498,829       508,829       583,494          438,476       1,021,970       509,512     1,531,482
 1990         51,303           550,132       560,132       552,346          473,992       1,026,338       440,810     1,467,148
 1991         55,828           605,960       615,960       654,372          558,392       1,212,764       539,190     1,751,954
 1992         55,460           661,420       671,420       700,391          619,341       1,319,732       600,946     1,920,678
 1993         54,505           715,925       725,925       814,945          727,611       1,542,556       715,658     2,258,214
 1994         60,332           776,257       786,257       832,095          759,684       1,591,779       649,069     2,240,848
 1995         61,329           837,586       847,586     1,207,794          998,228       2,206,022       913,513     3,119,535
 1996         64,546           902,132       912,132     1,452,214        1,232,426       2,684,640     1,134,598     3,819,238
 1997         71,379           973,511       983,511     1,794,519        1,785,369       3,579,888     1,121,302     4,701,190
 1998         72,385         1,045,896     1,055,896     1,948,610        1,965,327       3,913,937     1,254,684     5,168,621
 1999         78,614         1,124,510     1,134,210     2,198,244        2,216,745       4,414,989     1,460,590     5,875,579
 2000         83,954         1,208,464     1,218,464     2,110,219        2,102,065       4,212,284     1,373,566     5,585,850
 2001         87,573         1,296,037     1,306,037     2,078,537        2,010,351       4,088,888     1,404,585     5,493,473
 2002        101,940         1,397,977     1,407,977     1,949,478        1,593,186       3,542,664     1,297,329     4,839,993
 2003        118,480         1,516,457     1,526,457     2,404,867        1,963,872       4,368,739     1,726,265     6,095,003
 2004        130,747         1,646,822     1,656,822     2,762,373        2,255,850       5,018,223     2,121,464     7,139,687
 2005        365,027         2,011,849     2,021,849     2,900,523        2,370,102       5,270,625     2,608,734     7,879,358
-------------------------------------------------------------------------------------------------------------------------------


 YEAR
 ENDED     NUMBER OF
DEC. 31  PARTICIPATIONS
-------  --------------
 1941*          566
 1942           584
 1943           601
 1944           620
 1945           693
 1946           716
 1947           824
 1948           989
 1949         1,176
 1950         1,392
 1951         1,652
 1952         1,845
 1953         1,945
 1954         2,117
 1955         2,243
 1956         3,123
 1957         3,269
 1958         3,406
 1959         3,906
 1960         4,562
 1961         4,881
 1962         5,541
 1963         5,803
 1964         6,452
 1965         8,066
 1966         8,606
 1967         8,948
 1968         9,710
 1969        10,115
 1970        10,957
 1971        11,856
 1972        12,605
 1973        13,123
 1974        14,124
 1975        14,781
 1976        16,914
 1977        18,898
 1978        20,370
 1979        23,931
 1980        26,181
 1981        33,836
 1982        36,772
 1983        42,757
 1984        49,375
 1985        58,251
 1986        69,711
 1987        83,847
 1988        97,918
 1989       111,950
 1990       139,330
 1991       152,079
 1992       165,291
 1993       176,699
 1994       213,211
 1995       227,040
 1996       237,959
 1997       315,940
 1998       329,211
 1999       339,629
 2000       365,566
 2001       374,470
 2002       385,657
 2003       394,004
 2004       401,801
 2005       431,826
--------------------------------------


* From March 16, 1941.

 Note--During 1990 all sales charges were eliminated. The above table reflects the change to a "no load" status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the Distributive Fund.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Participation Holders

ING Corporate Leaders Trust Fund


    We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund -- Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.



    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund -- Series B, as of December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


                                         KPMG LLP


Boston, Massachusetts


February 28, 2006

ING CORPORATE LEADERS TRUST FUND


STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2005

--------------------------------------------------------------------------------


ASSETS:
Investments at market value (identified cost
  $262,446,374).............................................      $360,592,432
Cash........................................................         2,942,601
Restricted cash (Note 2)....................................           532,722
Receivables:
  Investment securities sold................................           635,331
  Participations sold.......................................           952,802
  Dividends receivable......................................           506,058
Prepaid expenses............................................            23,375
                                                                  ------------
         TOTAL ASSETS.......................................       366,185,321
                                                                  ------------
LIABILITIES:
Accrued Sponsor's maintenance fees payable..................           125,257
Payable for custody and accounting fees.....................            13,910
Payable for trust shares repurchased........................         1,477,256
Payable for shareholder reporting expense...................            14,632
Payable for professional fees...............................            37,339
Payable for trustee fees....................................             1,388
Payable for transfer agent fees.............................            13,725
Distributions payable.......................................           532,722
Other accrued expenses and liabilities......................             2,116
                                                                  ------------
         TOTAL LIABILITIES..................................         2,218,344
                                                                  ------------
NET ASSETS:
Balance applicable to Trust shares at December 31, 2005,
  equivalent to $18.67 per participation on 19,492,022
  participations outstanding................................      $363,966,977
                                                                  ============


                 See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND


STATEMENT OF OPERATIONS for the Year Ended December 31, 2005

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................      $ 8,312,268
Interest....................................................           27,238
                                                                  -----------
    TOTAL INVESTMENT INCOME.................................        8,339,506
                                                                  -----------
EXPENSES:
Sponsor's maintenance fees (Note 4).........................        1,375,080
Transfer agent fees.........................................          126,312
Trustee fees (Note 4).......................................            1,095
Shareholder reporting expense...............................           53,922
Registration and filing fees................................           36,089
Professional fees...........................................           83,622
Custody and accounting expense..............................           34,651
Miscellaneous expense.......................................            3,550
                                                                  -----------
    TOTAL EXPENSES..........................................        1,714,321
                                                                  -----------
    NET INVESTMENT INCOME...................................        6,625,185
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................        5,937,987
Net change in unrealized appreciation or depreciation on
  investments...............................................       19,684,700
                                                                  -----------
Net realized and unrealized gain on investments.............       25,622,687
                                                                  -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      $32,247,872
                                                                  ===========


                 See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   YEAR ENDED        YEAR ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2005              2004
                                                                  ------------      ------------
FROM OPERATIONS:
Net investment income.......................................      $  6,625,185      $  5,457,952
Net realized gain on investments............................         5,937,987         2,030,249
Net change in unrealized appreciation or depreciation on
  investments...............................................        19,684,700        36,697,081
                                                                  ------------      ------------
    Net increase in net assets resulting from operations....        32,247,872        44,185,282
                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income.......................................        (6,579,641)       (5,537,449)
Net realized gain from investments..........................        (2,328,610)          (13,474)
Tax return of capital.......................................        (8,025,977)               --
                                                                  ------------      ------------
    Total distributions.....................................       (16,934,228)       (5,550,923)
                                                                  ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................       104,970,634        24,540,892
Dividends reinvested........................................        14,297,653         4,665,967
                                                                  ------------      ------------
                                                                   119,268,287        29,206,859
Cost of shares redeemed.....................................       (75,481,091)      (35,038,408)
                                                                  ------------      ------------
Net increase (decrease) in net assets resulting from capital
  share transactions........................................        43,787,196        (5,831,549)
                                                                  ------------      ------------
Net increase in net assets..................................        59,100,840        32,802,810
                                                                  ------------      ------------
NET ASSETS:
Beginning of year...........................................       304,866,137       272,063,327
                                                                  ------------      ------------
End of year.................................................      $363,966,977      $304,866,137
                                                                  ============      ============


                 See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a participation outstanding throughout each year.


                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 2005       2004       2003       2002       2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........  $  17.77   $  15.47   $  12.55   $  14.67   $  15.28
Income (loss) from investment operations:
Net investment income........................  $   0.36*  $   0.32   $   0.32   $   0.27   $   0.24
Net realized and unrealized gain (loss) on
  investments................................  $   1.44   $   2.31   $   2.90   $  (2.00)  $  (0.49)
Total income (loss) from investment
  operations.................................  $   1.80   $   2.63   $   3.22   $  (1.73)  $  (0.25)
LESS DISTRIBUTIONS/ALLOCATIONS FROM:
Net investment income........................  $   0.35       0.32       0.30       0.27       0.24
Net realized gain (loss).....................  $   0.12       0.01         --      (0.34)     (0.02)
Income and realized gain included in
  redemptions................................  $     --         --         --       0.00** $   0.03
Tax return of capital........................  $   0.43   $     --   $   0.00** $   0.46   $   0.11
    Total distributions......................  $   0.90   $   0.33   $   0.30   $   0.39   $   0.36
Net asset value, end of year.................  $  18.67   $  17.77   $  15.47   $  12.55   $  14.67
TOTAL RETURN(1)..............................     10.36%     17.14%     25.93%    (11.90)%    (1.65)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)......  $363,967    304,866    272,063    237,441    291,085
Ratios to average net assets:
Expenses(2)..................................      0.50%      0.58%      0.59%      0.63%      0.64%
Net investment income(2).....................      1.93%      2.00%      2.28%      1.98%      1.73%


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.


(2) Annualized for periods less than one year.



 * Per share data calculated using average number of shares outstanding throughout the period.



 ** Amount represents less than $0.01 per share.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------


NOTE 1 -- NATURE OF BUSINESS AND BASIS OF PRESENTATION


    ING Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES


    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:


        A. Valuation of Securities -- Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.



        B. Income taxes -- No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.



        C. Distributions to Participation Holders -- Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.



        D. Other -- Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.



        E. Accounting Estimates -- The preparation of financial statements in accordance with US generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



        F. Restricted Cash -- All cash held in the distributable fund throughout the period is intended solely for distributions.



NOTE 3 -- DISTRIBUTIONS/ALLOCATIONS



    During the year ended December 31, 2005, distributions from net investment income were $6,579,641, equivalent to $0.35 per participation. During the year ended December 31, 2004, distributions from net investment income were $5,537,449, equivalent to $0.32 per participation including amounts paid as equalization to redeeming participation holders.



    During the year ended December 31, 2005, the distributions of net realized gains were $2,328,610, equivalent to $0.12 per participation. During the year ended December 31, 2004, the distributions of net realized gains from litigation income were $13,474, equivalent to $0.01 per participation.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------


    During the year ended December 31, 2005, the distributions of return of capital were $8,025,977, equivalent to $0.43 per participation. There was no return of capital for the years ended December 31, 2004.



    The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.



    Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.



NOTE 4 -- TRUSTEE AND SPONSOR FEES



    The Bank of New York (the "Trustee") serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $1,375,080 for the year ended December 31, 2005. ING Investments, LLC ("ING Investments") serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.



NOTE 5 -- INVESTMENT TRANSACTIONS



    During the year ended December 31, 2005, the cost of purchases and proceeds of sales of investment securities were $63,659,504 and $29,593,332, respectively.


    The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.


    As of December 31, 2005, net unrealized appreciation of portfolio securities was $98,146,058, comprised of unrealized appreciation of $109,761,995 and unrealized depreciation of $11,615,937.



NOTE 6 -- SOURCE OF NET ASSETS



    As of December 31, 2005, the Trust's net assets were comprised of the following amounts:



Capital contributions and non-distributable realized gains
 retained in principal account..............................  $265,499,853
Unrealized appreciation in value of securities..............    98,146,058
                                                              ------------
Principal account...........................................   363,645,911
Income and distributable fund...............................       321,066
                                                              ------------
    Total net assets........................................  $363,966,977
                                                              ============

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------


NOTE 7 -- PARTICIPATIONS ISSUED AND REDEEMED


    During the years indicated, participations were issued and redeemed as follows:


                                                                 NUMBER OF PARTICIPATIONS
                                                          --------------------------------------
                                                             YEAR ENDED           YEAR ENDED
                                                            DECEMBER 31,         DECEMBER 31,
                                                                2005                 2006
                                                          -----------------    -----------------
Issued on payments from holders.........................      5,664,758            1,500,412
Issued on reinvestment of dividends and distributions...        797,015              278,930
Redeemed................................................     (4,126,217)          (2,204,649)
                                                             ----------           ----------
  Net increase (decrease)...............................      2,335,556             (425,307)
                                                             ==========           ==========



NOTE 8 -- INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS



    In 2004 ING Investments has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.



    In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.



    ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.



    Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.



    In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------


Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.



    In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:



    - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.



    - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.



    - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.



    For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.



    ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.



    - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

ING CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------


    - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.



    - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.



    - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.



    - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.



    As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.



    ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.



    At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.



    There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING CORPORATE LEADERS TRUST FUND


PORTFOLIO OF INVESTMENTS as of December 31, 2005

--------------------------------------------------------------------------------


                    SECURITIES                          NUMBER OF SHARES              COST             MARKET VALUE
---------------------------------------------------    ------------------         ------------         -------------
COMMON STOCK: 99.1%
AGRICULTURE: 3.5%
Gallaher Group PLC ADR @ @.........................          211,600              $  7,795,130         $ 12,729,856
                                                                                  ------------         ------------
CHEMICALS: 12.4%
Dow Chemical Co. ..................................          357,567                12,087,311           15,668,586
Du Pont EI de Nemours & Co. .......................          211,600                11,409,974            8,993,000
Praxair, Inc.......................................          385,100                11,318,213           20,394,896
                                                                                  ------------         ------------
                                                                                    34,815,498           45,056,482
                                                                                  ------------         ------------
COSMETICS/PERSONAL CARE: 6.0%
Procter & Gamble Co. ..............................          375,800                16,300,081           21,751,304
                                                                                  ------------         ------------
DIVERSIFIED FINANCIAL SERVICES: 6.7%
Citigroup, Inc.....................................          505,066                17,820,824           24,510,853
                                                                                  ------------         ------------
ELECTRIC: 8.5%
Ameren Corp........................................          211,600                 9,559,394           10,842,384
Consolidated Edison, Inc. .........................          211,600                 8,670,853            9,803,428
NiSource, Inc......................................          487,008                12,090,346           10,158,987
                                                                                  ------------         ------------
                                                                                    30,320,593           30,804,799
                                                                                  ------------         ------------
HOUSEHOLD PRODUCTS/WARES: 4.5%
Fortune Brands, Inc................................          211,600                10,884,297           16,509,032
                                                                                  ------------         ------------
MEDIA: 2.9%
Comcast Corp. Class A*.............................          133,522                 4,951,089            3,466,231
Viacom, Inc. Class B...............................          211,600                 7,181,084            6,898,160
                                                                                  ------------         ------------
                                                                                    12,132,173           10,364,391
                                                                                  ------------         ------------
MISCELLANEOUS MANUFACTURING: 10.7%
Eastman Kodak Co. .................................          211,600                 9,926,260            4,951,440
General Electric Co. ..............................          747,400                18,341,814           26,196,370
Honeywell International, Inc.......................          211,600                 8,316,353            7,882,100
                                                                                  ------------         ------------
                                                                                    36,584,427           39,029,910
                                                                                  ------------         ------------
OFFICE SUPPLIES: 0.3%
Acco Brands Corp. .................................           50,035                   732,938            1,225,857
                                                                                  ------------         ------------
OIL AND GAS: 25.4%
ChevronTexaco Corp.................................          377,200                16,214,029           21,413,644
Exxon Mobil Corp...................................        1,034,500                32,141,510           58,107,865
Marathon Oil Corp. ................................          211,600                 7,858,011           12,901,252
                                                                                  ------------         ------------
                                                                                    56,213,550           92,422,761
                                                                                  ------------         ------------
RETAIL: 1.4%
Foot Locker, Inc. .................................          211,600                 4,470,122            4,991,644
                                                                                  ------------         ------------
TELECOMMUNICATIONS: 0.5%
AT&T Corp..........................................           69,997                 1,804,976            1,714,227
                                                                                  ------------         ------------

                    SECURITIES                          NUMBER OF SHARES              COST             MARKET VALUE
---------------------------------------------------    ------------------         ------------         -------------
TRANSPORTATION: 16.3%
Burlington Northern Santa Fe Corp. ................          599,342                19,575,735           42,445,400
Union Pacific Corp.................................          211,600                12,996,030           17,035,916
                                                                                  ------------         ------------
                                                                                    32,571,765           59,481,316
                                                                                  ------------         ------------
TOTAL INVESTMENTS: 99.1%...........................                               $262,446,374         $360,592,432
                                                                                  ------------         ------------
OTHER ASSETS AND LIABILITIES -- NET: 0.9%..........                                                       3,374,545
                                                                                                       ------------
TOTAL NET ASSETS: 100.0%...........................                                                    $363,966,977
                                                                                                       ============



*    Non-Income Producing


@ @  Foreign Issuer


ADR  American Depositary Receipt

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------


    The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/ Trustees nor does it have any Officers.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE
TRUST IN THE:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS



In the Trust's annual/semi-annual
shareholder reports, you will find a
discussion of recent market conditions
and principal investment strategies that significantly affected the Trust's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's report (in annual shareholder report only).



Please write, call or visit our website
for a free copy of the current
annual/semi-annual shareholder reports
or other Trust information. To make
shareholder inquiries:


ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com


This information may also be reviewed or obtained from the U.S. Securities and Exchange Commission (SEC). In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or
call 202-551-8090. Otherwise, you may
obtain the information for a fee by
contacting the SEC at:


U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section

100 F Street, NE


Washington, DC 20549


or at the e-mail address:
PUBLICINFO@SEC.GOV

Or obtain the information at no cost by
visiting the SEC's Internet website at
HTTP://WWW.SEC.GOV. When contacting the
SEC, you will want to refer to the
Trust's SEC file number. The file number is 811-0091.


(ING FUNDS LOGO)                                     PRPRO-CLT     (0406-042806)

                                    PART II

                      ADDITIONAL INFORMATION NOT INCLUDED
                               IN THE PROSPECTUS

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement on Form S-6 is comprised of the following papers and documents:

     The facing sheet.
     The Prospectus consisting of 31 pages.
     Additional information not included in the Prospectus (Part II). The undertaking to file reports.
     The signatures.

     Written consents of the following persons: KPMG LLP



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 48 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona, on the 28th day of April, 2006.


                                   ING CORPORATE LEADERS TRUST FUND


                                   /s/ James M. Hennessy
                                   ----------------------------------------
                                   James M. Hennessy
                                   President and Chief Executive Officer
                                   ING Investments, LLC



                                   /s/ Todd Modic
                                   ----------------------------------------
                                   Todd Modic
                                   Senior Vice President
                                   ING Investments, LLC

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation of Holders of ING Corporate Leaders Trust:

We consent to the use of our report dated February 28, 2006 incorporated herein by reference, and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts
April 28, 2006